UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2012

Licont, Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-177359	72-1621890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

316 California Avenue, Suite 890, Reno, Nevada	89509
(Address of principal executive offices)	(Zip Code)

800-330-8314

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Amendment to the Current Report on Form 8-K of Licont, Corp. (the “Company”) is being filed for the purpose of providing disclosure of the Company’s new business in connection with the recent change of control transaction. Except for these changes, no further amendments have been made to the Current Report.

Item 1.01	Entry into a Material Definitive Agreement.

Description of New Business

Following the closing of the stock purchase agreement (“Stock Purchase Agreement”), incorporated by reference to the Company’s Form 8-K, filed with the Securities and Exchange Commission on September 14, 2012, the Company ceased its prior operations,. Following the change of control transaction (the “Change of Control”), the Company intends to operate a multi-disciplinary provider network that will offer contracting auto insurance carriers and their injured patient’s access to the Company’s national network of personal injury preferred providers. The Company’s personal injury network will include physicians, chiropractors, physical therapists, imaging facilities, hospitals and ambulatory services.

Additionally, the Company network will be specifically tailored to the auto accident injury market offering comprehensive savings through its national network of contracted preferred auto accident providers.

The foregoing description of the terms of the Stock Purchase Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this report, which is incorporated by reference as filed in the Form 8-K on September 14, 2012.

The disclosure in Item 1.01 of this Report regarding the Change of Control is incorporated herein by reference in its entirety.

FORM 10 DISCLOSURE

As disclosed elsewhere in this Report, we acquired the Company pursuant to the Stock Purchase Agreement.  Item 5.01(a)(8) of Form 8-K provides that if the Company was a shell company, other than a business combination related shell company (as those terms are defined in Rule 12b-2 under the Exchange Act) immediately before the Change of Control, then the Company must disclose the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act reflecting all classes of the Company’s securities subject to the reporting requirements of Section 13 of the Exchange Act upon consummation of the Change of Control.

To the extent that the Company might have been considered to be a shell company immediately before the Change of Control, we are providing below the information that we would be required to disclose on Form 10 under the Exchange Act if we were to file such form.  Please note that the information provided below relates to the Company after the Change of Control of Licont, Corp., except that information relating to periods prior to the date of the Change of Control relate only to the prior operations of Licont, Corp. unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

Business Overview

We are a company engaging in the development of a multidisciplinary personal injury-preferred provider network that will offer contracting auto insurance carriers and their injured patient’s access to the Company’s national network of personal injury preferred providers. The Company’s personal injury network will include physicians, chiropractors, physical therapists, imaging facilities, hospitals and ambulatory services.

Furthermore, the Company will offer a network specifically tailored to the auto accident medical market offering comprehensive savings through its national network of contracted preferred auto accident providers.

The Company will offer a managed medical solution tailored to auto insurance carriers and the $500 billion/yr auto accident medical market.

We have generated no revenue to date. We have been developing the Preferred Provider Network and are currently in contract negotiations with chiropractors, physicians, imaging facilities and hospitals

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Our Corporate History and Background

We were incorporated under the laws of Nevada on May 2, 2011. From inception until the closing of the Stock Purchase Agreement, we sought to develop mobile applications for handheld mobile devices. Prior to the Change of Control, we had not generated any revenue and our operations were limited to capital formation, organization and development of our business plan.  As a result of the Change of Control, we ceased our prior operations and are now engaging in the administration of a PI-PPO network.

Change of Control

On August 31, 2012, we completed the Change of Control, whereby Trevor Robertson acquired 1,500,000 shares outstanding capital stock of Licont, Corp in exchange for $150,000.

In connection with the Change of Control, Andro Gvichiya resigned as the sole member of our board of directors and chief executive officer of the Company, effective upon the closing of the Change of Control.  Also effective upon closing of the Change of Control, Trevor Robertson was appointed to fill the vacancy on our Board of Directors created by the resignation of Andro Gvichiya.  In addition, Dr. Robertson was appointed as our President, Chief Executive Officer, Chief Financial Officer and Secretary, all effective upon the closing of the Change of Control.

In the future, we plan to change our name to more accurately reflect our new business operations.

Business Model

We intend to follow a business model that is focused on developing a proprietary medical management system that is similar to savings offered through PPO organizations, except our network is not a health plan but rather an independent preferred provider network that will focuses on personal injury. This system will include a multidisciplinary preferred provider network offering contracted insurance carriers ongoing savings though leasing or contacting with our preferred provider netowok of providers who have agreed to a contracted rate. Additionally, the network will offer participating providers equitable compensation that is resource based, cost-effective and sustainable.

There are three distinct segments of medical care within the medical arena: health insurance, workers compensation, personal injury.

1.	Health Insurance: includes carriers such as: Blue Cross, Blue Shield, Aetna Medicare and many others. This sector has over the past 15 years increasingly relied on Preferred Provider Networks to manage medical costs.

2.	Workers Compensation: includes work-related injuries. This sector has recently begun to offer preferred provider networks as a managed medical options.

3.	Personal Injury: this represents all accident or injuries involving liability. Typically, personal injury claims are handled on an outdated and antiquated open source fee-for-service model with no preferred provider or managed model. Licont is looking to be the first to offer Preferred Provider Network savings in addition to claims review management and tracking to finally offer a managed medical solution to personal injury risk management.

Licont through its Personal Injury Preferred Provider Network intends to offer contracting carriers an initial savings of 20% on medical claims. With personal injury settlements including compensation for pain and suffering, these settlements are often based on a factor of medical bills. Attorney demands are typically 4-5 times medical bills with carriers typically looking to settle claims for 2-3 times medicals. This puts Licont in a unique position to offer significant additional savings to all contracting carriers. A 20% medical payments savings would therefore result in a 40 to 50% total settlement compensation savings for all contracted carriers

Furthermore Personal injury Medical fraud is estimated to exceed $1 billion a year per state. By offering a credentialed and well vetted network of preferred providers Licont will be able to offer its participating providers fair equitable and sustainable reimbusrment while also offering the carries additional savings through medical fraud management and prevention.

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Products

Our product consists of a multi-disciplinary personal injury preferred provider network (PIPN) that includes hospitals, physicians, imaging facilities, chiropractors, physical therapists and ambulatory services.

The following shows our PIPN website, which offers online electronic provider enrollment

Plan of Operation

Our plan is to build a regional multi-disciplinary provider network that can contract with personal injury insurance carriers on a local level throughout the United States. We intend to initially offer our network savings on a contracted cost basis with additional opportunities geared towards claims management and review. The initial provider network lease agreement requires minimal infrastructure. Accordingly, we will create an online interactive database of preferred personal injury providers. All claims and processing flow through the insurance carriers’ existing channels with savings coming from contracted provider agreements.

Although we currently do not have any contract with personal injury insurance carriers, we believe it is critical to first establish infrastructure for our provider network before attempting to secure any contracts with personal injury carriers.

We intend to appoint provider relations specialists, either as employees or independent contractors to attract and enter into contracts with insurance carriers. Initially, we will rely on existing relationships, with local hospitals, facilities, physicians chiropractors, and physical therapists to build out the network with advertising in specialty specific journals and publication in addition to direct marketing campaigns.

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Research and Development

Licont is actively developing and implementing its PIPN.net website. Expenditures for research activities relating to the development and implementation of the PIPN web site to date amounted to $21,315. Pilot surveys and provider feedback tests that showed an 82% approval rating amounted to an additional $8,190.00

Competition

There is currently no competition in the personal injury preferred provider network arena.

Intellectual Property

The Company designed and developed an electronic provider applicaton and credentialing system used on our web site. This allows us to access shared provider data available through other health related database sites including CAQH. This streamlines what was typically a 22 page application into a simple online electronic provider application that takes less than 5 minutes to complete. This application then gives Licont permission to access a universal provider database held through CAQH. Licont in turn has contracted with CAQH to receive all required information on questing sapplicants with integration of an otherwise lengthy and costly process of provider application and credentialing. At this time, the Company has not applied for any patents related to the online credentialing system, nor do we intend to.

The Company owns the domain name, PIPN.net.

Governmental Approval and Regulation

We are not aware of the need for any governmental approvals of our products.

Environmental Laws

We do not believe that we will be subject to any environmental laws either state or federal. Any laws concerning manufacturing will be the responsibility of the contract manufacturer.

Employees

As of the Closing Date, we have one full time employee and two part time employees.  From time to time, we may hire additional workers on a contract basis as the need arises.

RISK FACTORS

 An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this Report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our shares of common stock could decline and you may lose all or part of your investment. See “Cautionary Note Regarding Forward Looking Statements” above for a discussion of forward-looking statements and the significance of such statements in the context of this Report.

Risks Related to Our Business

We have a history of operating losses and there can be no assurance that we can achieve or maintain profitability.

We have a history of operating losses and may not achieve or sustain profitability. We cannot guarantee that we will become profitable.  Even if we achieve profitability, given the competitive and evolving nature of the industry in which we operate, we may be unable to sustain or increase profitability and our failure to do so would adversely affect the Company’s business, including our ability to raise additional funds.

The inability to secure contracts with personal injury carriers may adversely impact our ability to implement our business strategy.

Our success depends to a significant extent on the execution of contracts with personal injury carriers. We intend to establish these contracts after the construction of our provider network is complete. We will use the contacts of our executive management, as well as marketing employees to attract personal injury carriers. However, it is uncertain if we will be able to attract these carriers and we may not be able to sign these carriers to long or short-term contracts. Consequently, the inability to establish these contracts may have a material adverse effect on our revenue, results of operations, business and financial condition.

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Our results may fluctuate as a result of many factors, including cyclical changes in the insurance industry.

Results of companies in the insurance industry, and particularly the personal injury insurance industry, historically have been subject to significant fluctuations and uncertainties.  The industry’s profitability can be affected significantly by:

●	rising levels of actual costs that are not known by companies at the time they price their products;

●	volatile and unpredictable developments;

●	changes in reserves resulting from the general claims and legal environments as different types of claims arise and judicial interpretations relating to the scope of insurers’ liability develop; and

●	fluctuations in interest rates, inflationary pressures and other changes in the investment environment, which affect returns on invested capital.

Competition

We currently do not compete with any other personal injury preferred provider network. The entry of competitors into our market may lead to a decrease in our market share. Our success depends, in part, upon the popularity of our network and our ability to attract users to our system. Additionally, shifts in consumer preferences away from our products and our inability to maintain our system may hinder our ability to be successful.

Our independent registered public accounting firm has expressed doubt about our ability to continue as a going concern.

Our financial statements have been prepared under the assumption that we will continue as a going concern. Our independent registered public accounting firm has issued a report that included an explanatory paragraph referring to our working capital deficiency, recurring net losses and negative cash flows from operations and expressing substantial doubt in our ability to continue as a going concern. Our ability to continue as a going concern is dependent upon our ability to obtain additional equity financing or other capital, attain further operating efficiencies, reduce expenditures, and, ultimately, to generate revenue. Our financial statements do not include any adjustments that might result from the outcome of this uncertainty. However, if adequate funds are not available to us when we need it, and we are unable to enter into some form of strategic relationship that will give us access to additional cash resources, we will be required to even further curtail our operations which would, in turn, further raise substantial doubt about our ability to continue as a going concern.

Our business depends substantially on the continuing efforts of our executive management and our business may be severely disrupted if we lost their services.

Our future success heavily depends on the continued service of our executive management. If our executives are unable or unwilling to continue to work for us in their present positions, we may have to spend a considerable amount of time and resources searching, recruiting, and integrating the replacements into our operations, which would substantially divert management’s attention from our business and severely disrupt our business. This may also adversely affect our ability to execute our business strategy. Moreover, if any of our executives join a competitor or forms a competing company, we may lose customers, suppliers, know-how, and key employees.

Our executive management’s limited experience managing a publicly traded company may divert management’s attention from operations and harm our business.

Our executive management team has relatively limited experience managing a publicly traded company and complying with federal securities laws, including compliance with recently adopted disclosure requirements on a timely basis.  Our management will be required to design and implement appropriate programs and policies in responding to increased legal, regulatory compliance and reporting requirements, and any failure to do so could lead to the imposition of fines and penalties and harm our business.

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We may be unable to attract and retain qualified, experienced, highly skilled personnel, which could adversely affect the implementation of our business plan.

Our success depends to a significant degree upon our ability to attract, retain and motivate skilled and qualified personnel. As we become a more mature company in the future, we may find recruiting and retention efforts more challenging. If we do not succeed in attracting, hiring and integrating excellent personnel, or retaining and motivating existing personnel, we may be unable to grow effectively. The loss of any key employee, including members of our senior management team, and our inability to attract highly skilled personnel with sufficient experience in our industries could harm our business.

Our inability to protect our intellectual property rights may force us to incur unanticipated costs.

Our success will depend, in part, on our ability to obtain and maintain protection in the United States and other countries for certain intellectual property incorporated into our products.  Our intellectual properties may be challenged, narrowed, invalidated or circumvented, which could limit our ability to prevent competitors from marketing similar solutions that limit the effectiveness of our patent protection and force us to incur unanticipated costs.  In addition, existing laws of some countries in which we may provide services or solutions may offer only limited protection of our intellectual property rights.

Our products may infringe the intellectual property rights of third parties, and third parties may infringe our proprietary rights, either of which may result in lawsuits, distraction of management and the impairment of our business.

As the number of patents, copyrights, trademarks and other intellectual property rights in our industry increases, products based on our technology may increasingly become the subject of infringement claims.  Third parties could assert infringement claims against us in the future.  Infringement claims with or without merit could be time consuming, result in costly litigation, cause product shipment delays or require us to enter into royalty or licensing agreements.  Royalty or licensing agreements, if required, might not be available on terms acceptable to us, or at all.  We may initiate claims or litigation against third parties for infringement of our proprietary rights or to establish the validity of our proprietary rights.  Litigation to determine the validity of any claims, whether or not the litigation is resolved in our favor, could result in significant expense to us and divert the efforts of our technical and management personnel from productive tasks.  If there is an adverse ruling against us in any litigation, we may be required to pay substantial damages, discontinue the use and sale of infringing products, and expend significant resources to develop non-infringing technology or obtain licenses to infringing technology.  Our failure to develop or license a substitute technology could prevent us from selling our products.

We will incur increased costs as a result of being a public company.

We will face increased legal, accounting, administrative and other costs and expenses as a public company that we did not incur as a private company. The Sarbanes-Oxley Act of 2002, including the requirements of Section 404, as well as new rules and regulations subsequently implemented by the SEC, the Public Company Accounting Oversight Board (the “PCAOB”), impose additional reporting and other obligations on public companies. We expect that compliance with these public company requirements will increase our costs and make some activities more time-consuming. A number of those requirements will require us to carry out activities we have not done previously.  For example, we will adopt new internal controls and disclosure controls and procedures. In addition, we will incur additional expenses associated with our SEC reporting requirements. Furthermore, if we identify any issues in complying with those requirements (for example, if we or our accountants identify a material weakness or significant deficiency in our internal control over financial reporting), we could incur additional costs rectifying those issues, and the existence of those issues could adversely affect us, our reputation or investor perceptions of us. We also expect that it will be difficult and expensive to obtain director and officer liability insurance, and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage.  As a result, it may be more difficult for us to attract and retain qualified persons to serve on the Company’s board of directors or as executive officers. Advocacy efforts by stockholders and third parties may also prompt even more changes in corporate governance and reporting requirements. We expect that the additional reporting and other obligations imposed on us by these rules and regulations will increase our legal and financial compliance costs and administrative fees significantly. These increased costs will require us to divert a significant amount of money that we could otherwise use to expand our business and achieve our strategic objectives.

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Risks Related to Ownership of Our Common Stock

Trevor Robertson has voting control over matters submitted to a vote of the stockholders and he may take actions that conflict with the interests of our other stockholders and holders of our debt securities.

In connection with the Change of Control, Trevor Robertson received a total of 1,500,000 shares of our common stock.   Accordingly, Trevor Robertson, controls more than 50% of the votes eligible to be cast by stockholders in the election of directors and generally.  As a result, Dr. Robertson has the power to control all matters requiring the approval of our stockholders, including the election of directors and the approval of mergers and other significant corporate transactions, following the Change of Control.

Our common stock is quoted on the OTCQB which may have an unfavorable impact on our stock price and liquidity.

Our common stock is quoted on the OTCQB, which is a significantly more limited trading market than the New York Stock Exchange or The NASDAQ Stock Market.  The quotation of the Company’s shares on the OTCQB may result in a less liquid market available for existing and potential stockholders to trade shares of our common stock, could depress the trading price of our common stock and could have a long-term adverse impact on our ability to raise capital in the future.

There is limited liquidity on the OTCQB which may result in stock price volatility and inaccurate quote information.

When fewer shares of a security are being traded on the OTCQB, volatility of prices may increase and price movement may outpace the ability to deliver accurate quote information.  Due to lower trading volumes in shares of our common stock, there may be a lower likelihood of one’s orders for shares of our common stock being executed, and current prices may differ significantly from the price one was quoted at the time of one’s order entry.

If we are unable to adequately fund our operations, we may be forced to voluntarily file for deregistration of our common stock with the SEC.

Compliance with the periodic reporting requirements required by the SEC consumes a considerable amount of both internal, as well external, resources and represents a significant cost for us.  We estimate that we will incur approximately $250,000 in costs in connection with compliance with the periodic reporting requirements required by the SEC on an annual basis.  If we are unable to continue to devote adequate funding and the resources needed to maintain such compliance, while continuing our operations, we may be forced to deregister with the SEC.  If we file for deregistration, our common stock will no longer be listed The OTC Bulletin Board, and it may suffer a decrease in or absence of liquidity as after the deregistration process is complete, our common stock will only be tradable on the “Pink Sheets.”

The sale of securities by us in any equity or debt financing could result in dilution to our existing stockholders and have a material adverse effect on our earnings.

Any sale of common stock by us in a future private placement offering could result in dilution to the existing stockholders as a direct result of our issuance of additional shares of our capital stock.  In addition, our business strategy may include expansion through internal growth, by acquiring subscribers email lists, or by establishing strategic relationships with targeted customers and vendor.  In order to do so, or to finance the cost of our other activities, we may issue additional equity securities that could dilute our stockholders’ stock ownership.  We may also assume additional debt and incur impairment losses related to goodwill and other tangible assets if we acquire another company and this could negatively impact our earnings and results of operations.

Future sales of our common stock in the public market could lower the price of our common stock and impair our ability to raise funds in future securities offerings.

Future sales of a substantial number of shares of our common stock in the public market, or the perception that such sales may occur, could adversely affect the then prevailing market price of our common stock and could make it more difficult for us to raise funds in the future through a public offering of our securities.

Our common stock is thinly traded, so you may be unable to sell at or near asking prices or at all if you need to sell your shares to raise money or otherwise desire to liquidate your shares.

Currently, the Company’s common stock is quoted in the OTCQB and future trading volume may be limited by the fact that many major institutional investment funds, including mutual funds, as well as individual investors follow a policy of not investing in OTCBB stocks and certain major brokerage firms restrict their brokers from recommending OTCQB stocks because they are considered speculative, volatile and thinly traded.  The OTCQB market is an inter-dealer market much less regulated than the major exchanges and our common stock is subject to abuses, volatility and shorting.  Thus, there is currently no broadly followed and established trading market for the Company’s common stock.  An established trading market may never develop or be maintained. Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders. Absence of an active trading market reduces the liquidity of the shares traded there.

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The trading volume of our common stock has been and may continue to be limited and sporadic.  As a result of such trading activity, the quoted price for the Company’s common stock on the OTCBB may not necessarily be a reliable indicator of its fair market value.  Further, if we cease to be quoted, holders would find it more difficult to dispose of our common stock or to obtain accurate quotations as to the market value of the Company’s common stock and as a result, the market value of our common stock likely would decline.

Our common stock is subject to price volatility unrelated to our operations.

The market price of our common stock could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of other companies in the same industry, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting the Company’s competitors or the Company itself. In addition, the OTCQB is subject to extreme price and volume fluctuations in general.  This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock.

We are subject to penny stock regulations and restrictions and you may have difficulty selling shares of our common stock.

Our common stock is subject to the provisions of Section 15(g) and Rule 15g-9 of the Exchange Act, commonly referred to as the “penny stock rule.”  Section 15(g) sets forth certain requirements for transactions in penny stock, and Rule 15g-9(d) incorporates the definition of “penny stock” that is found in Rule 3a51-1 of the Exchange Act.  The SEC generally defines a penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. We are subject to the SEC’s penny stock rules.

Since our common stock is deemed to be penny stock, trading in the shares of our common stock is subject to additional sales practice requirements on broker-dealers who sell penny stock to persons other than established customers and accredited investors.  “Accredited investors” are persons with assets in excess of $1,000,000 (excluding the value of such person’s primary residence) or annual income exceeding $200,000 or $300,000 together with their spouse. For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such security and must have the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt the rules require the delivery, prior to the first transaction of a risk disclosure document, prepared by the SEC, relating to the penny stock market.  A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities.  Finally, monthly statements must be sent disclosing recent price information for the penny stocks held in an account and information to the limited market in penny stocks. Consequently, these rules may restrict the ability of broker-dealer to trade and/or maintain a market in our common stock and may affect the ability of the Company’s stockholders to sell their shares of common stock.

There can be no assurance that our shares of common stock will qualify for exemption from the Penny Stock Rule. In any event, even if our common stock was exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock if the SEC finds that such a restriction would be in the public interest.

We do not expect to pay dividends in the foreseeable future.

We do not intend to declare dividends for the foreseeable future, as we anticipate that we will reinvest any future earnings in the development and growth of our business.  Therefore, our stockholders will not receive any funds unless they sell their common stock, and stockholders may be unable to sell their shares on favorable terms or at all.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information and financial data discussed below is derived from the unaudited financial statements of Licont, Corp. for its nine month period ended June 30, 2012, three month period ended June 30, 2012, and from inception to June 30, 2011.  The financial statements of Licont, Corp. were prepared and presented in accordance with generally accepted accounting principles in the United States. The information and financial data discussed below is only a summary and should be read in conjunction with the historical financial statements and related notes of Licont, Corp contained elsewhere in the Company’s periodic report; however, they are not indicative of the Company’s future performance.  See “Cautionary Note Regarding Forward Looking Statements” above for a discussion of forward-looking statements and the significance of such statements in the context of this Report.

FORWARD LOOKING STATEMENTS

Statements made in this Form 8-K that are not historical or current facts are "forward-looking statements" made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 (the "Act") and Section 21E of the Securities Exchange Act of 1934. These statements often can be identified by the use of terms such as "may," "will," "expect," "believe," "anticipate," "estimate," "approximate" or "continue," or the negative thereof. We intend that such forward-looking statements be subject to the safe harbors for such statements. We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Any forward-looking statements represent management's best judgment as to what may occur in the future. However, forward-looking statements are subject to risks, uncertainties and important factors beyond our control that could cause actual results and events to differ materially from historical results of operations and events and those presently anticipated or projected. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Item 2. Management's Discussion and Analysis Of Financial Condition And Results Of Operation

Prior to the Change of Control, we were a mobile applications development company. Currently, we are engaging in the administration of a multidisciplinary personal injury-preferred provider organization (PI-PPO) network that will offer contracting auto insurance carriers and their injured patient’s access to the Company’s national network of personal injury preferred providers. The Company’s personal injury network will include physicians, chiropractors, physical therapists, imaging facilities, hospitals and ambulatory services.

Furthermore, the Company will offer a network specifically tailored to the auto accident medical market offering comprehensive savings through its national network of contracted preferred auto accident providers.

The Company will offer a managed medical solution tailored to auto insurance carriers and the $500 billion/yr auto accident medical market.

Results of Operation

We are a development stage company with limited operations since our inception on May 2, 2011 to June 30, 2012.  As of June 30, 2012, we had total assets of $(39) and total liabilities of $7,429.  Since our inception to June 30, 2012, we have accumulated a deficit of $30,768.  We anticipate that we will continue to incur substantial losses in the next 12 months. Our financial statements have been prepared assuming that we will continue as a going concern.  We expect we will require additional capital to meet our long term operating requirements. We expect to raise additional capital through, among other things, the sale of equity or debt securities.

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Nine Month Period Ended June 30, 2012 Compared to the period from Inception (May 2, 2011) to June 30, 2012

Our net loss for the nine month period ended June 30, 2012 was $29,950 compared to a net loss of $30,768  during the period from inception (May 2, 2011) to June 30, 2012. During the nine month period ended June 30, 2012, we  have not generated   any revenue.

During the  nine month period ended June 30, 2012, we incurred  general and administrative expenses of $29,950 compared to $30,768 incurred during the period from inception (May 2, 2011) to June 30, 2012. General and administrative expenses incurred during the nine month period ended June 30, 2012 were generally related to corporate overhead, financial and administrative contracted services, such as legal and accounting, developmental costs, and marketing expenses.

The weighted average number of shares outstanding was 2,590,000 for the nine month period ended June 30, 2012.

Liquidity and Capital Resources

As of June 30, 2012

As at June 30, 2012, our current assets were $(39) compared to $22,661 in current assets at September 30, 2011. As at June 30, 2012, our current liabilities were $7,429. Current liabilities were comprised of $6,179 in advance from director and $1,250 in accounts payable.

Stockholders’ deficit was $7,468 as of June 30, 2012 compared to stockholders’ equity of $22,482 as of September 30, 2011,

Cash Flows from Operating Activities

We have not generated positive cash flows from operating activities. For the nine  month period ended June 30, 2012, net cash flows used in operating activities was $28,700 consisting of a net loss of $29,950 and account payable of  $1,250 . Net cash flows used in operating activities was $29,518 for the period from inception (May 2, 2011) to June 30, 2012.

Cash Flows from Financing Activities

We have financed our operations primarily from either advancements or the issuance of equity and debt instruments. For the nine month period ended June 30, 2012, cash flows from financing activities was 6,000 received from advance from director. For the period from inception (May 2, 2011) to June 30, 2012, net cash provided by financing activities was $29,479 received from proceeds from issuance of common stock and advance from director.

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Plan of Operation and Funding

We expect that working capital requirements will continue to be funded through a combination of our existing funds and further issuances of securities. Our working capital requirements are expected to increase in line with the growth of our business.

Existing working capital, further advances and debt instruments, and anticipated cash flow are expected to be adequate to fund our operations over the next twelve months. We have no lines of credit or other bank financing arrangements. Generally, we have financed operations to date through the proceeds of the private placement of equity and debt instruments. In connection with our business plan, management anticipates additional increases in operating expenses and capital expenditures relating to: (i) acquisition of inventory; (ii) developmental expenses associated with a start-up business; and (iii) marketing expenses. We intend to finance these expenses with further issuances of securities, and debt issuances. Thereafter, we expect we will need to raise additional capital and generate revenues to meet long-term operating requirements. Additional issuances of equity or convertible debt securities will result in dilution to our current shareholders. Further, such securities might have rights, preferences or privileges senior to our common stock. Additional financing may not be available upon acceptable terms, or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to take advantage of prospective new business endeavors or opportunities, which could significantly and materially restrict our business operations.

Off-Balance Sheet Arrangements

As of the date of this Quarterly Report, we do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

DESCRIPTION OF PROPERTY

Our principal executive offices are located in 5616 La Jolla Blvd La Jolla, CA 92037. We use this property free of charge.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of common stock beneficially owned as of the closing of the Stock Purchase Agreement for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group.  A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of the closing of the Stock Purchase Agreement.  For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of the Closing Date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)
	Executive Officers and Directors

Common Stock	Trevor Robertson President, Chief Executive Officer and Chairman	1,500,000	57.91%

	Former Executive Officers and Directors

Common Stock	Andro Gvichiya Former President, Chief Executive Officer, and Chairman	0	0%

	Other 5% Shareholders:
Common Stock	SeaCoast Advisors Inc.	250,000	9.65%

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DIRECTORS AND EXECUTIVE OFFICERS

On August 31, 2012, pursuant to the Stock Purchase Agreement, Andro Gvichiya resigned from our Board of Directors and as officer of the Company.  On the same date, Trevor Robertson was appointed to our Board of Directors to fill the vacancy created by the resignation of Andro Gvichiya.  In addition, our Board of Directors appointed Dr. Trevor Robertson to serve as our President, Chief Executive Officer, Chief Financial Officer, Secretary, effective immediately upon the closing of the Change of Control.

The following sets forth information about our directors and executive officers as of the date of this Report and following the closing of the Change of Control:

Name	Age	Position
Trevor Robertson	53	President, Chief Executive Officer, Chief Financial Officer and Chairman

Dr. Trevor Robertson, 53, is the President and Chief Financial Officer of PIPN Corporation, an independent personal injury provider network that helps to manage personal injury medical risk to reduce fraudulent claims, since July 2012. From 2005 to 2011, Dr. Robertson has served as Senior Director and Clinician Director of Birdrock Chiropractic Group, La Jolla Shores Chiropractic Group and University City Chiropractic Group. From 1996 to 2004, Dr. Robertson was founder and President of the National Chiropractic Network. Since 1991, Dr. Robertson has maintained a private chiropractic practice in La Jolla, California.

Corporate Governance

The business and affairs of the Company are managed under the direction of the Board of Directors (the “Board”). Dr. Trevor Robertson is the sole member of the Board.

Term of Office

Directors are appointed for a one-year term to hold office until the next annual general meeting of stockholders or until removed from office in accordance with our bylaws. Our officers are appointed by our Board and hold office until removed by our Board.

All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. Our bylaws provide that officers are appointed annually by our Board and each executive officer serves at the discretion of our Board.

Director Independence

We use the definition of “independence” of The NASDAQ Stock Market to make this determination.  NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The NASDAQ listing rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of the company;

●	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

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●	a family member of the director is, or at any time during the past three years was, an executive officer of the company;

●	the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

●	the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

We have determined that none of the persons anticipated to become directors upon the closing of the Change of Control is “independent” as defined by applicable SEC rules and NASDAQ Stock Market listing standards.

Board Committees

We do not have an audit, nominating or compensation committee. We intend, however, to establish an audit committee and a compensation committee of our Board in the future following the Change of Control. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditors and evaluating our accounting policies and our system of internal controls. The compensation committee will be primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers.

Family Relationships

There are no family relationships among any of our officers or directors.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Code of Ethics

The Company has not currently adopted a code of ethics.

EXECUTIVE COMPENSATION

The following sets forth information with respect to the compensation awarded or paid to Trevor Robertson, our newly appointed President, Chief Executive Officer, Chief Financial Officer, and Director, as well as our former President, Chief Executive Officer, Chief Financial Officer, and Director, Andro Gvichiya for fiscal year 2011. These executive officers are referred to as the “named executive officers” throughout this Report.

Name and Principal Position	Year	Salary	Bonus	Stock Awards ($)	Option Awards	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Totals ($)

Dr. Trevor Robertson, President, Chief Executive Officer, Chief Financial Officer, and Director	2011	$0	$0	$0	$0	$0	$0	$0

Andro Gvichiya, Former President, Chief Executive Officer, Chief Financial Officer, and Director	2011	$0	$0	$0	$0	$0	$0	$0

The discussion below pertains to compensation awarded or paid by Licont, Corp. to Dr. Robertson and Mr. Andro Gvichiya with respect to Licont, Corp.’s fiscal quarter ended June 30, 2012.

Outstanding Equity Awards at Fiscal Year-End Table

As of June 30, 2012, the Company had no outstanding equity awards.

Employment Agreements

Our CEO, Trevor Robertson, is paid $5,000 per month for his services to the Company pursuant to a verbal agreement.

Compensation of Directors

The Company has not compensated any of its directors for service on the Board of Directors. Management directors are not compensated for their service as directors; however they may receive compensation for their services as employees of the Company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,

AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

None.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse affect on our business, financial condition or operating results.

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY

AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock has been approved for quotation on The OTCQB under the symbol “LNTP.”  However, no established public market exists for our common stock.  As of the Closing Date, 2,590,000 shares of our common stock were issued and outstanding.

Of the 2,590,000 shares of our common stock issued and outstanding, 1,500,000 of such shares are restricted shares under the Securities Act.  None of these restricted shares are eligible for resale absent registration or an exemption from registration under the Securities Act.  As of the Closing Date, the exemption from registration provided by Rule 144 under the Securities Act is not available for these shares pursuant to Rule 144(i).

Holders

As of the Closing Date, there were approximately 13 holders of record of our common stock, which does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

Dividends

We have never declared or paid a cash dividend. Any future decisions regarding dividends will be made by our Board of Directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our Board of Directors has complete discretion on whether to pay dividends. Even if our Board of Directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the Board of Directors may deem relevant.

Penny Stock

Our common stock is subject to provisions of Section 15(g) and Rule 15g-9 of the Exchange Act, commonly referred to as the “penny stock rule.” Section 15(g) sets forth certain requirements for transactions in penny stock, and Rule 15g-9(d) incorporates the definition of “penny stock” that is found in Rule 3a51-1 of the Exchange Act. The SEC generally defines a penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. The Company is subject to the SEC’s penny stock rules.

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Since our common stock is deemed to be penny stock, trading in the shares of our common stock is subject to additional sales practice requirements on broker-dealers who sell penny stock to persons other than established customers and accredited investors. “Accredited investors” are persons with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse. For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such security and must have the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt the rules require the delivery, prior to the first transaction of a risk disclosure document, prepared by the SEC, relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information for the penny stocks held in an account and information to the limited market in penny stocks. Consequently, these rules may restrict the ability of broker-dealer to trade and/or maintain a market in our common stock and may affect the ability of the Company’s stockholders to sell their shares of common stock.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance.  The Company intends to adopt an equity compensation plan in which its directors, officers, employees and consultants shall be eligible to participate.  However, no formal steps have been taken as of the date of this Report to adopt such a plan.

RECENT SALES OF UNREGISTERED SECURITIES

None.

DESCRIPTION OF SECURITIES

Introduction

In the discussion that follows, we have summarized selected provisions of our certificate of incorporation, bylaws and the Nevada Corporation Law relating to our capital stock. This summary is not complete. This discussion is subject to the relevant provisions of Nevada law and is qualified in its entirety by reference to our certificate of incorporation and our bylaws. You should read the provisions of our certificate of incorporation and our bylaws as currently in effect for provisions that may be important to you.

Authorized Capital Stock

Our authorized share capital consists of 75,000,000 shares of common stock, par value $0.0001 per share.  As of the Closing Date and after giving effect to the Change of Control, 2,590,000 shares of our common stock were outstanding.

Common Stock

Each share of our common stock entitles its holder to one vote in the election of each director and on all other matters voted on generally by our stockholders, other than any matter that (1) solely relates to the terms of any outstanding series of preferred stock or the number of shares of that series and (2) does not affect the number of authorized shares of preferred stock or the powers, privileges and rights pertaining to the common stock. No share of our common stock affords any cumulative voting rights. This means that the holders of a majority of the voting power of the shares voting for the election of directors can elect all directors to be elected if they choose to do so.

Holders of our common stock will be entitled to dividends in such amounts and at such times as our Board of Directors in its discretion may declare out of funds legally available for the payment of dividends. We currently intend to retain our entire available discretionary cash flow to finance the growth, development and expansion of our business and do not anticipate paying any cash dividends on the common stock in the foreseeable future. Any future dividends will be paid at the discretion of our Board of Directors after taking into account various factors, including:

●	general business conditions;

●	industry practice;

●	our financial condition and performance;

●	our future prospects;

●	our cash needs and capital investment plans;

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●	our obligations to holders of any preferred stock we may issue;

●	income tax consequences; and

●	the restrictions Nevada Corporation Law and other applicable laws and our credit arrangements then impose.

If we liquidate or dissolve our business, the holders of our common stock will share ratably in all our assets that are available for distribution to our stockholders after our creditors are paid in full and the holders of all series of our outstanding preferred stock, if any, receive their liquidation preferences in full.

Our common stock has no preemptive rights and is not convertible or redeemable or entitled to the benefits of any sinking or repurchase fund.

Indemnification of Directors and Officers

Under our Articles of Incorporation, no director or officer will be held personally liable to us or our stockholders for damages of breach of fiduciary duty as a director or officer unless such breach involves intentional misconduct, fraud, a knowing violation of law, or a payment of dividends in violation of the law. Under our bylaws, directors and officers will be indemnified to the fullest extent allowed by the law against all damages and expenses suffered by a director or officer being party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative.  This same indemnification is provided pursuant to Nevada Revised Statutes, Chapter 78.

The general effect of the foregoing is to indemnify a control person, officer or director from liability, thereby making us responsible for any expenses or damages incurred by such control person, officer or director in any action brought against them based on their conduct in such capacity, provided they did not engage in fraud or criminal activity.

Any repeal or modification of these provisions approved by our shareholders shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of ours existing as of the time of such repeal or modification.

Anti-Takeover Effect of Nevada Law, Certain By-Law Provisions

The Nevada Business Corporation Law contains a provision governing “acquisition of controlling interest” (Nevada Revised Statutes 78.378 -78.3793). This law provides generally that any person or entity that acquires 20% or more of the outstanding voting shares of a publicly-held Nevada corporation in the secondary public or private market may be denied voting rights with respect to the acquired shares, unless a majority of the disinterested shareholders of the corporation elects to restore such voting rights in whole or in part. The control share acquisition act provides that a person or entity acquires “control shares” whenever it acquires shares that, but for the operation of the control share acquisition act, would bring its voting power within any of the following three ranges:

●	20 to 331/3%;
●	331/3 to 50%; or
●	more than 50%.

A “control share acquisition” is generally defined as the direct or indirect acquisition of either ownership or voting power associated with issued and outstanding control shares. The shareholders or board of directors of a corporation may elect to exempt the stock of the corporation from the provisions of the control share acquisition act through adoption of a provision to that effect in the articles of incorporation or bylaws of the corporation. Our articles of incorporation and bylaws do not exempt our common stock from the control share acquisition act.

The control share acquisition act is applicable only to shares of “Issuing Corporations” as defined by the Nevada law. An Issuing Corporation is a Nevada corporation, which:

●	has 200 or more shareholders, with at least 100 of such shareholders being both shareholders of record and residents of Nevada; and
●	does business in Nevada directly or through an affiliated corporation.

At this time, we do not have 100 shareholders of record resident of Nevada. Therefore, the provisions of the control share acquisition act do not apply to acquisitions of our shares and will not until such time as these requirements have been met. At such time as they may apply, the provisions of the control share acquisition act may discourage companies or persons interested in acquiring a significant interest in or control of us, regardless of whether such acquisition may be in the interest of our shareholders.

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The Nevada “Combination with Interested Shareholders Statute” (Nevada Revised Statutes 78.411 -78.444) may also have an effect of delaying or making it more difficult to effect a change in control of us. This statute prevents an “interested shareholder” and a resident domestic Nevada corporation from entering into a “combination,” unless certain conditions are met. The statute defines “combination” to include any merger or consolidation with an “interested shareholder,” or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an “interested shareholder” having:

●	an aggregate market value equal to 5 percent or more of the aggregate market value of the assets of the corporation;
●	an aggregate market value equal to 5 percent or more of the aggregate market value of all outstanding shares of the corporation; or
●	representing 10 percent or more of the earning power or net income of the corporation.

An “interested shareholder” means the beneficial owner of 10 percent or more of the voting shares of a resident domestic corporation, or an affiliate or associate thereof. A corporation affected by the statute may not engage in a “combination” within three years after the interested shareholder acquires its shares unless the combination or purchase is approved by the board of directors before the interested shareholder acquired such shares. If approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated with the approval of the board of directors or a majority of the voting power held by disinterested shareholders, or if the consideration to be paid by the interested shareholder is at least equal to the highest of:

●	the highest price per share paid by the interested shareholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which he became an interested shareholder, whichever is higher;
●	the market value per common share on the date of announcement of the combination or the date the interested shareholder acquired the shares, whichever is higher; or
●	if higher for the holders of preferred stock, the highest liquidation value of the preferred stock.

Currently, we have no Nevada shareholders and since this offering will not be made in the State of Nevada, no shares will be sold to its residents. Further, we do not do business in Nevada directly or through an affiliate corporation and we do not intend to do so. Accordingly, there are no anti-takeover provisions that have the affect of delaying or preventing a change in our control.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

ON ACCOUNTING AND FINANCIAL DISCLOSURE

None

Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated August 31, 2012, by and among Licont, Corp., Andro Gvichiya and Trevor Robertson, incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 14, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

LICONT, CORP.

DATED: November 30, 2012	By:	/s/ Trevor Robertson
Trevor Robertson
President, Chief Executive Officer, and Chief Financial Officer

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